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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 11, 2002


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                          SAN JUAN BASIN ROYALTY TRUST
             (Exact name of Registrant as specified in its charter)


                   Texas                                    1-8032                            75-6279898
              (State or other                      (Commission File Number)                (I.R.S. Employer
       jurisdiction of incorporation)                                                   Identification Number)

      Bank One N.A., Trust Department
               P.O. Box 2604                                                                     76113
             Fort Worth, Texas                                                                (Zip code)
           (Address of principal
             executive offices)

       Registrant's telephone number, including area code: (817) 884-4630

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

         On June 11, 2002, Bank One, N.A. (the "Trustee") of the San Juan Basin Royalty Trust (the "Trust") submitted a notice to the Unitholders of the Trust of the Trustee's resignation. A copy of the Trustee's notice to Unitholders is attached hereto as Exhibit 99.1.

         In addition, on June 11, 2002, the Trust issued a press release, a copy of which is attached hereto as Exhibit 99.2, announcing that the Trustee submitted notice of its resignation to the Unitholders.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        99.1 Trustee's Notice of Resignation, dated June 11, 2002.
        99.2 Press release, dated June 11, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            BANK ONE, N.A., AS TRUSTEE FOR THE
                                            SAN JUAN BASIN ROYALTY TRUST
                                            (Registrant)



                                            By:      /s/ Lee Ann Anderson
                                                --------------------------------
                                                     Lee Ann Anderson
                                                     Vice President

Date: June 11, 2002


               (The Trust has no directors or executive officers.)
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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
------                             -----------

 99.1         Trustee's Notice of Resignation, dated June 11, 2002.
 99.2         Press release, dated June 11, 2002.